Exhibit 99.2

June 7, 2017

Blake W. Nordstrom

Peter E. Nordstrom

1617 Sixth Avenue

Seattle, Washington, 98101

Attention: Blake W. Nordstrom and Peter E. Nordstrom

Ladies and Gentlemen:

Blake W. Nordstrom and Peter E. Nordstrom have requested (i) that the board of directors of Nordstrom, Inc. (the “Company”) approve in advance, for purposes of Section 23B.19.040 of the Revised Code of Washington (the “Washington Act”), the formation of a group (the “Group”) consisting of Blake W. Nordstrom and Peter E. Nordstrom and some or all of the persons listed on the signature pages hereto (each such signatory individually and collectively, “you”) and, subject to the terms and conditions of this letter agreement (this “Agreement”), such of your Representatives who are potential sources of capital or financing as may join the Group, that individually or collectively may constitute an “acquiring person” (as defined in the Washington Act) such that the Washington Act will not impose an additional shareholder voting requirement (or certain other requirements) with respect to any “significant business transaction” (as defined in the Washington Act) involving you and the Company during the five year period after such acquiring person’s “share acquisition time” (as defined in the Washington Act) (such approval by the Company’s board of directors, the “Moratorium Statute Waiver”) and (ii) information from the Company in connection with your consideration of a possible negotiated transaction between the Company, on the one hand, and one or more of you or your controlled affiliates, on the other hand, pursuant to which you or one of your controlled affiliates would directly or indirectly acquire the Company (the “Possible Transaction”). The Special Committee (as defined herein) has approved the Moratorium Statute Waiver to facilitate your formation of the Group and the Company is willing to furnish such information to you only for the purpose of your evaluating, negotiating and consummating the Possible Transaction, in each case on the terms and subject to the conditions of this Agreement. It is understood and agreed that each of you that is a signatory hereto is executing and delivering this Agreement individually, that no decision has been made by you at this time to form a group and that the execution and delivery of this Agreement by all signatories does not, in and of itself, give rise to the formation of a group. You agree to provide the Company with prompt notice of (i) the formation of the Group, which notice shall set forth the members of the Group at the time of its formation, (ii) the addition as a member of the Group of any Representative who is a potential source of capital or financing (which additions shall be subject to the terms and conditions of this Agreement, including Paragraph 1(b) hereof) and (iii) any member of the Group ceasing to be a member of the Group.

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1. Proprietary Information; Other Defined Terms.

(a) All information that is furnished directly or indirectly by the Company or any of its Representatives (as defined below), including, without limitation, trade secrets, software programs, intellectual property, data files, source code, computer chips, system designs and product designs, whether or not marked as confidential, whether furnished before or after the date hereof, whether oral, written or electronic, and regardless of the manner in which furnished, together with any notes, reports, summaries, analyses, compilations, forecasts, studies, interpretations, memoranda or other materials prepared by you or any of your Representatives that contain, reference, reflect or are based upon, in whole or in part, any information so furnished to you or any of your Representatives pursuant hereto (such notes, reports, summaries, analyses, compilations, forecasts, studies, interpretations, memoranda or other materials are referred to herein as “Derivative Materials”), is referred to herein as “Proprietary Information.” Proprietary Information does not include, however, information that (i) was or becomes available to you on a non-confidential basis from a source other than the Company or any of its Representatives, provided that such other source is not known by you or any of your Representatives to be bound by a confidentiality obligation to the Company or any of its affiliates with respect to such information, (ii) was or becomes generally available to and known by the public (other than as a result of a breach by you or any of your Representatives of this Agreement or a violation by you or any of your Representatives of any other confidentiality obligation to the Company or any of its affiliates), (iii) was previously in your possession as demonstrated by your written records, provided that such information is not known by you or any of your Representatives to be subject to another confidentiality obligation to the Company or any of its affiliates, or (iv) you can demonstrate by written evidence was independently developed by you or any of your Representatives without derivation from, reference to or reliance upon, or using in any manner, the Proprietary Information and without breach of this Agreement or a violation by you or any of your Representatives of any other non-use or confidentiality obligation to the Company or any of its affiliates. To the extent that any Proprietary Information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, you and the Company understand and agree that you and the Company have a commonality of interest with respect to such matters, and it is the mutual desire, intention and understanding of you and the Company that the sharing of such materials is not intended to, and shall not, waive or diminish in any way the confidentiality of such materials or their continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. Accordingly, and in furtherance of the foregoing, you agree not to claim or contend that the Company has waived any attorney-client privilege, work product doctrine or any other applicable privilege by providing information pursuant to this Agreement or any subsequent definitive written agreement regarding a Possible Transaction.

(b) For purposes of this Agreement, references herein to “you” and/or your “Representatives” shall include only you, your spouses and your controlled affiliates and your and their respective officers, directors, employees, investment bankers, financial advisors, accountants, legal counsel, consultants and, only if you receive the prior written consent of the Company, potential sources of capital or financing (debt, equity or otherwise) (provided that no such consent shall be required with respect to any potential source of financing identified by Blake W. Nordstrom and Peter E. Nordstrom in writing to the Special Committee prior to the execution of this Agreement that executes a confidentiality and standstill agreement directly with the Company (in a form reasonably acceptable to the Company), provided, further that you shall

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promptly notify the Company if any such potential sources of financing become your Representatives), and “Representatives” in respect of the Company shall mean its officers, directors, employees, investment bankers, financial advisors, accountants, legal counsel, consultants and other agents and representatives. As used in this Agreement, (i) the term “person” shall be broadly interpreted to include, without limitation, any corporation, company, limited liability company, partnership, joint venture, trust, other entity or individual and (ii) the term “affiliate” shall have the meaning ascribed thereto in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(c) The confidentiality and use obligations set forth herein with respect to Proprietary Information shall not restrict Blake W. Nordstrom, Peter E. Nordstrom, Erik B. Nordstrom and James F. Nordstrom, Jr. from carrying out their duties as members of the Company’s and its subsidiaries’ management, and to the extent applicable, members of the boards of directors of the Company and its subsidiaries, in each case that are unrelated to the Possible Transaction, or if related to a Possible Transaction, in (and solely in) such person’s capacity as an officer or director of the Company or any of its subsidiaries, provided that each of them shall continue to be bound by all other non-use and confidentiality agreements or other obligations of secrecy to the Company or any of its affiliates, contractual or otherwise, that are applicable to them.

2. Use of Proprietary Information and Confidentiality; Transaction Information to Remain Confidential. Except as (i) otherwise permitted under this Agreement (including in accordance with Paragraph 1(c)), (ii) otherwise agreed to in writing by the Company, or (iii) requested or required by applicable law, regulation, stock exchange rule or other market or reporting system or by legal, judicial, regulatory or administrative process (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) (“Legally Required”), you shall, and shall direct your Representatives to, (a) keep all Proprietary Information confidential and not disclose or reveal any Proprietary Information to any person other than your Representatives who are participating in evaluating, negotiating, advising or, subject to the provisions hereof, financing with respect to the Possible Transaction or who otherwise need to know the Proprietary Information for the purpose of evaluating, negotiating, advising or financing with respect to the Possible Transaction (all of whom shall be specifically informed of the confidential nature of such Proprietary Information and directed to keep such information confidential in accordance with the terms of this Agreement relating to the confidential treatment of such Proprietary Information), provided that Proprietary Information (other than Derivative Materials and any communications between you and your Representatives) shall only be provided or made available to your Representatives through an electronic dataroom controlled by the Special Committee or the Company’s Representatives acting pursuant to directions of the Special Committee (and which electronic dataroom shall be maintained and made available to you and your Representatives during the pendency of the Possible Transaction, in each case, subject to your and your Representatives’ compliance with this Agreement and subject to Paragraph 5(c) and Paragraph 6), (b) not use any Proprietary Information for any purpose other than in connection with evaluating, negotiating, advising or, subject to the provisions hereof, financing with respect to the Possible Transaction or the consummation of the Possible Transaction, and

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(c) not disclose to any person (other than your Representatives who are participating in evaluating, negotiating, advising or, subject to the provisions hereof, financing with respect to the Possible Transaction, in any such case, whom you will direct to observe the terms of this Agreement relating to the confidential treatment and use of Transaction Information (as defined below)) the existence or terms of this Agreement, that Proprietary Information has been made available, that you are considering the Possible Transaction or any alternative transaction involving the Company, that you are subject to any of the restrictions set forth in this Agreement, that investigations, discussions or negotiations are taking or have taken place concerning the Possible Transaction or involving the Company, any term, condition or other matter relating to the Possible Transaction or such investigations, discussions or negotiations, including, without limitation, the status thereof, or any information that could enable such other person to identify the Company or any of its affiliates as a party to any discussions or negotiations with you or others (the items described in this clause (c), “Transaction Information”). Without limiting the foregoing, neither you nor any of your Representatives will, without the prior written consent of the Company, enter into any Exclusive Arrangement with any potential source of capital or financing (debt, equity or otherwise), including, for the avoidance of doubt, any of your Representatives, in connection with the Possible Transaction; provided that, without such prior written consent, you may enter into an Exclusive Arrangement with one (and only one) of your Representatives in connection with such Representative joining the Group, subject to compliance with the other terms and conditions of this Agreement, including Paragraph 1(b) hereof. For purposes of this Agreement, an “Exclusive Arrangement” means any agreement, arrangement or understanding, whether written or oral, with any potential source of capital or financing (debt, equity or otherwise), including, for the avoidance of doubt, any of your other Representatives, which does, or could be reasonably expected to, legally or contractually limit, restrict or otherwise impair in any manner, directly or indirectly, such source from consummating a transaction involving the Company or any of its affiliates or acting as a potential source of capital or financing (debt, equity or otherwise) to any other person with respect to a potential transaction with the Company or any of its affiliates. Except as Legally Required, the Company shall not, and shall direct its Representatives not to, disclose to any person (other than the Company’s Representatives who are participating in evaluating, negotiating, advising or financing with respect to the Possible Transaction, in any such case, whom the Company has directed to observe the terms of this Agreement relating to the confidential treatment and use of Transaction Information) the purchase price, if any, that may be offered by you in connection with a Possible Transaction.

3. Legally Required Disclosure. In the event that you (or any of your Representatives) should be Legally Required to disclose any Proprietary Information or Transaction Information, you shall, to the extent legally permissible and in advance of such disclosure, provide the Company with prompt written notice of such requirement. You also agree, to the extent legally permissible, to provide the Company, in advance of any such disclosure, with a list of any Proprietary Information and Transaction Information that you intend (or that your Representative intends) to disclose (and, if applicable, the text of the disclosure language itself) and to cooperate with the Company (at the Company’s sole expense) to the extent it may seek to limit such disclosure, including, if requested, taking all reasonable steps to resist or avoid (to the extent legally permissible) any such legal, judicial, regulatory or

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administrative process. If you are (or any of your Representatives is) Legally Required to disclose any Proprietary Information or Transaction Information, you or your Representative, as applicable, (a) will exercise reasonable best efforts to obtain assurance that confidential treatment will be accorded to that Proprietary Information or Transaction Information, as applicable, and (b) may disclose, without liability hereunder, such portion of the Proprietary Information or Transaction Information that, according to the advice of your counsel, is Legally Required to be disclosed (the “Public Disclosure”); provided, however, that, to the extent legally permissible prior to such disclosure, you shall have (i) provided the Company with the text of the Public Disclosure as far in advance of its disclosure as is practicable, and (ii) considered in good faith the Company’s suggestions concerning the scope and nature of the information to be contained in the Public Disclosure. Notwithstanding the foregoing, your Representatives who are accounting firms may disclose Derivative Materials to the extent, if any, required by law, rule, regulation or applicable professional standards of the American Institute of Certified Public Accountants, Public Company Accounting Oversight Board or state boards of accountancy or obligations thereunder, provided that, to the extent permitted by law or regulation, prior written notice of any such required disclosure will be provided to the Company. Without limiting the generality of the foregoing, subject to complying with this Agreement, including the provisions of this Paragraph 3, you may make any filings that disclose any Transaction Information that are Legally Required under the Securities Exchange Act of 1934, provided that you shall have (i) provided the Company with the text of the filing at least 48 hours prior to filing and (ii) considered in good faith all of the Company’s comments in the text of such filing. Subject to compliance with the immediately preceding sentence, nothing herein shall require you to violate your obligations under applicable securities laws.

4. Responsibility for Representatives. You agree that you shall, at your sole expense, undertake all reasonable measures (i) to restrain your Representatives from prohibited or unauthorized disclosure or use of any Proprietary Information or Transaction Information and (ii) to safeguard and protect the confidentiality of the Proprietary Information and the Transaction Information disclosed to you or any of your Representatives and to prevent the use of any Proprietary Information or Transaction Information in any way that would violate any antitrust or other applicable law or this Agreement. You will notify the Company promptly in writing of any breach of this Agreement by you, or to your knowledge, your Representatives. You will be responsible for any breach of this Agreement by you and any deemed breach of this Agreement by any of your Representatives (which shall include any failure by your Representatives to comply with directives that you are required to give to your Representatives hereunder); provided that, notwithstanding the foregoing, the Company hereby acknowledges and agrees that if any of your Representatives who are potential sources of debt or equity financing execute a confidentiality and standstill agreement directly with the Company (in a form reasonably acceptable to the Company), the Company’s recourse for any breach of this Agreement, which breach is not at your direction or with your consent, by such Representative shall be directly against such Representative pursuant to such confidentiality and standstill agreement and not against you. You are aware, and will advise your Representatives to whom any Proprietary Information or Transaction Information is disclosed, of the restrictions imposed by applicable securities laws on the purchase or sale of securities by any person who has received material, non-public information about the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

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5. No Representations Regarding Proprietary Information.

(a) You understand and agree that neither the Company nor any of its Representatives makes any representation or warranty, express or implied, on which you may rely as to the accuracy or completeness of the Proprietary Information for your purposes and that only those representations and warranties made by the Company in a subsequent definitive written agreement related to the Possible Transaction, if any, and subject to such limitations and restrictions as may be specified therein, shall have any legal effect. You agree that, other than as may be set forth in such definitive written agreement, neither the Company nor any of its Representatives shall have any liability whatsoever to you or any of your Representatives, including, without limitation, in contract, tort or under federal or state securities laws, relating to or resulting from the use of the Proprietary Information or any errors therein or omissions therefrom.

(b) Without limiting the generality of Paragraph 5(a), the Proprietary Information may include certain statements, estimates and projections with respect to the Company’s anticipated future performance. Such statements, estimates and projections reflect various assumptions made by the Company, which assumptions may or may not prove to be correct, and are subject to various risks and uncertainties. No representations, warranties or assurances are made by the Company or any of its Representatives as to such assumptions, statements, estimates or projections, including, without limitation, any budgets, and you hereby waive any claims in respect thereof.

(c) You acknowledge and agree that (i) the Company shall be free to conduct any process for an acquisition or business combination transaction involving the Company as the Company in its sole and absolute discretion shall determine (including, without limitation, negotiation with any other person and, other than solely as may be required in your capacity as a director of the Company, entering into a definitive written agreement without prior notice to you or any other person) and (ii) the Company reserves the right, in its sole and absolute discretion, to reject any proposals and to terminate discussions and negotiations with you at any time for any reason whatsoever.

6. Return or Destruction of Proprietary Information. Upon the Company’s request, subject to the provisions of Paragraph 1(c), you shall (and shall direct your Representatives to) promptly (and in any event within five days) either (at your or your Representative’s option) return to the Company or destroy (and certify such destruction to the Company in writing) all copies or other reproductions of Proprietary Information, other than any Derivative Materials, in your possession or the possession of any of your Representatives, and shall not retain any copies or other reproductions, in whole or in part, of such materials. You shall (and shall direct your Representatives to) destroy all Derivative Materials (including, without limitation, expunging all such Derivative Materials from any computer, word processor or other device containing such information), and such destruction will be certified in writing to the Company. Notwithstanding the foregoing, you and your Representatives may retain (a) data

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or electronic records containing Proprietary Information for the purposes of backup, recovery, contingency planning or business continuity planning so long as such data or records are not accessible in the ordinary course of business and are not accessed except as required for backup, recovery, contingency planning or business continuity planning purposes, and (b) one copy each exclusively for regulatory or records retention policy compliance and for dispute resolution; provided, however, that any such Proprietary Information may not be accessed or used for any other purpose. Notwithstanding the return or destruction of Proprietary Information required by this Paragraph 6, you and your Representatives shall continue to be bound by all duties and obligations hereunder in accordance with the terms hereof.

7. Standstill. You hereby represent to the Company that, as of the date hereof, except as set forth in reports filed prior to the date hereof with the U.S. Securities and Exchange Commission, neither you nor, to your knowledge, any of your present Representatives as of the date hereof, has beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of any securities of the Company or any of its subsidiaries. In consideration for your being furnished with Proprietary Information, you agree that, unless requested in writing in advance by the Company’s Representative on behalf of the Special Committee of the Company’s board of directors formed in connection with the Possible Transaction (the “Special Committee”), neither you nor your Representatives will, at any time prior to January 31, 2019 (or, at any time during such period, assist, advise, act in concert or participate with or knowingly encourage others to), directly or through others (including in your capacity as a trustee): (a) acquire (or agree, offer, seek or propose to acquire, in each case, publicly or privately), by purchase, tender offer, exchange offer, agreement or business combination or in any other manner, any ownership, including, but not limited to, beneficial ownership, as defined in Rule 13d-3 under the Exchange Act, of any material assets or businesses or any securities of the Company or any direct or indirect subsidiary thereof, or any rights or options to acquire such ownership (including from any third party) (provided that this clause (a) shall not prohibit (i) any of you from gifting or otherwise transferring to another member of the Nordstrom family, including any family trust for which any of you is a trustee, in each case that is a party to this Agreement, shares of common stock held by you (provided that you give the Company written notice of the details of any such gift no later than three days after it is made) or from acquiring shares of stock by way of distributions of securities to shareholders of the Company generally, or (ii) Blake W. Nordstrom, Peter E. Nordstrom, Erik B. Nordstrom and James F. Nordstrom, Jr. from being awarded or receiving any grants of equity awards or equity securities of the Company upon vesting or exercise of such awards pursuant to their roles as members of the Company’s management and/or the Company’s board of directors); (b) publicly or privately offer to enter into, or publicly or privately propose (except in your capacity as an officer of the Company where the Company is acting as an acquiror, in each case only if expressly directed to do so by the Company’s board of directors), any merger, business combination, recapitalization, restructuring or other extraordinary transaction with the Company or any direct or indirect subsidiary thereof; (c) initiate any stockholder proposal or, except in your capacity as a director or officer of, in each case only if expressly directed to do so by the Company’s board of directors, the Company with respect to any annual or special meeting called by the Board of Directors, the convening of a stockholders’ meeting of or involving the Company or any direct or indirect subsidiary thereof; (d) solicit proxies (as such terms are defined in Rule 14a-1 under the Exchange Act), whether or

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not such solicitation is exempt pursuant to Rule 14a-2 under the Exchange Act, with respect to any merger, business combination, recapitalization, restructuring or other extraordinary transaction with the Company or any direct or indirect subsidiary thereof, or any election of the board of directors of the Company, from, or, except in your capacity as an officer or director of the Company, in each case only if expressly directed to do so by the Company’s board of directors, otherwise seek to influence, advise or direct the vote of, holders of any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for (in each case, whether currently or upon the occurrence of any contingency) such capital stock, or make any communication exempted from the definition of solicitation by Rule 14a-1(l)(2)(iv) under the Exchange Act; (e) other than discussions, negotiations, agreements, arrangements or understandings among yourselves and your Representatives with respect to the Possible Transaction in compliance with this Agreement, enter into any discussions, negotiations, agreements, arrangements or understandings with any other person with respect to any matter described in the foregoing clauses (a) through (d) or form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than the Group) to vote, acquire or dispose of any securities of the Company or any of its subsidiaries; or (f) make any public disclosure, or take any action that could reasonably be expected to require you or the Company to make a public disclosure, with respect to any matter described in the foregoing clauses (a) through (e). Notwithstanding anything in this Paragraph 7 to the contrary, you may (1) unless otherwise requested by the Company, enter into discussions with the Special Committee and its Representatives to explore a Possible Transaction, (2) make disclosures on Schedule 13D that are Legally Required concerning any proposal for a Possible Transaction that is permitted by this Paragraph 7 (provided that, with respect to any such disclosure, you shall comply with the penultimate sentence of Paragraph 3), and (3) make requests (but only privately to the Company and not publicly) for amendments, waivers, consents under or agreements not to enforce clauses (a) through (d) of this Paragraph 7 and may make proposals or offers (but only privately to the Company not publicly) regarding the transactions contemplated by clauses (a) through (d) of this Paragraph 7, in each case under this clause (3), at any time after a Fundamental Change Event (as defined below). A “Fundamental Change Event” means the Company has after the date of this Agreement entered into a definitive written agreement providing for (i) any acquisition of 30% or more of the voting securities of the Company by any person or group, (ii) any acquisition of a majority of the consolidated assets of the Company and its subsidiaries by any person or group, or (iii) any tender or exchange offer, merger or other business combination or any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction (provided that, in the case of any transaction covered by the foregoing clause (iii), immediately following such transaction, any person, other than you or your controlled affiliates (or the direct or indirect shareholders of such person), will beneficially own a majority of the outstanding voting power of the Company or the surviving parent entity in such transaction). For purposes of this Paragraph 7, the following will be deemed to be an acquisition of beneficial ownership of securities: (1) establishing or increasing a call equivalent position, or liquidating or decreasing a put equivalent position, with respect to such securities within the meaning of Section 16 of the Exchange Act; or (2) entering into any swap or other arrangement that results in the acquisition of any of the economic consequences of ownership of such securities, whether such transaction is to be settled by delivery of such securities, in cash or otherwise. For purposes of this Paragraph 7, any acquisition of beneficial ownership of securities shall not include an acquisition pursuant to any stock split, reverse stock split, recapitalization, reclassification of shares, or similar transaction, in each case undertaken by the Company.

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8. No Solicitation of Employees. You agree that, without the prior written consent of the Company, you shall not, prior to January 31, 2019, directly or through others, solicit the services of or employ, as employee, consultant or otherwise, (a) any executive officer or member of the board of directors of the Company (other than your family members) or (b) any other person (other than your family members) who is employed by the Company or any of its direct or indirect subsidiaries on the date hereof or at any other time hereafter and prior to the termination of discussions between you and the Company with respect to the Possible Transaction and whose annual salary (at the time of any such solicitation) exceeded $200,000 (any such person described in clause (b) referred to herein as an “Other Employee”); provided, however, that the foregoing shall not preclude (1) the hiring of Other Employees who apply for employment with you on their own initiative without direct or indirect inducement or encouragement by you, (2) the solicitation (or employment as a result of the solicitation) of Other Employees whose employment has been terminated, or (3) the solicitation (or employment as a result of the solicitation) of Other Employees through (i) public advertisements or general solicitations that are not specifically targeted at such person(s) or (ii) recruiting or search firms retained by you, or internal search personnel who did not have access to Proprietary Information, using a database of candidates without targeting the Company or specific individuals, without direction or knowledge on your behalf by any person who had access to Proprietary Information. You agree that you and your Representatives will not, without the prior written consent of the Company, engage in discussions with management of the Company (other than members of the Group) regarding the terms of their post-transaction employment or equity participation as part of, in connection with or after a Possible Transaction, unless and until a definitive agreement is executed and delivered with respect to the Possible Transaction.

9. Ownership of Proprietary Information. You agree that the Company is and shall remain the exclusive owner of the Proprietary Information (other than Derivative Materials to the extent created by you, other than Proprietary Information reflected therein) and all patent, copyright, trade secret, trademark, domain name and other intellectual property rights therein. No license or conveyance of any such rights or any portions thereof to you or any of your Representatives is granted or implied under this Agreement.

10. Certain Process Matters.

(a) On January 31, 2019, the Group shall automatically, and without any further action by any person, be disbanded (if not previously disbanded). After January 31, 2019, prior to forming another group or otherwise engaging in any activities that, but for the grant of the Moratorium Statute Waiver, would have resulted under the Washington Act in the imposition of an additional shareholder voting requirement (or certain other requirements) with respect to any “significant business transaction” (as defined in the Washington Act) involving you and the Company, you shall seek a new Moratorium Statute Waiver from the Company’s board of directors. Notwithstanding the foregoing, if you choose not to seek or if you do not obtain such new Moratorium Statute Waiver from the Company’s board of directors, you agree

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that the additional shareholder voting requirement (and/or any other applicable requirements) contemplated by the Washington Act shall apply to any “significant business transaction” involving you and the Company undertaken after such date, notwithstanding the Moratorium Statute Waiver granted in connection with the execution of this Agreement). This Paragraph 10(a) shall survive for five years from the date hereof, but the two sentences immediately preceding this sentence shall not apply to any person within the Group, if any, who individually is as of immediately prior to the formation of the Group and continues to be for all relevant time periods thereafter “grandfathered” under the Washington Act such that such person would not be deemed to be an “acquiring person” under the Washington Act; provided that, on and after January 31, 2019, no such “grandfathered” person shall rely on the Moratorium Statute Waiver granted in connection with the execution of this Agreement for any purpose.

(b) You agree to facilitate conversations with you and/or your Representatives, including Representatives which are potential sources of financing, so as to permit the Special Committee to ascertain the status of and progress towards a Possible Transaction, as reasonably requested by the Special Committee from time to time.

(c) You acknowledge that the Special Committee may require as part of negotiations with you that any definitive agreement to be entered into between you or any of your affiliates with respect to the Possible Transaction include additional terms and conditions not set forth in this Agreement.

11. Miscellaneous.

(a) The parties acknowledge that irreparable damage may occur to the Company or you if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, you and the Company agree that a party, without prejudice to any rights and remedies otherwise available, may be entitled to equitable relief, including, without limitation, specific performance and injunction, in the event of any breach or threatened breach by a party or its Representatives of the provisions of this Agreement without proof of actual damages. Neither party will oppose the granting of such relief on the basis that there is an adequate remedy at law. No party shall seek, and each party will waive any requirement for, the securing or posting of a bond in connection with a party seeking or obtaining such relief.

(b) The parties agree that no failure or delay by the other party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No party’s waiver of any right, power or privilege hereunder, and a party’s consent to any action that requires its consent hereunder, shall be effective only if given in writing by such party.

(c) If any provision contained in this Agreement or the application thereof to you, the Company or any other person or circumstance shall be invalid, illegal or unenforceable in any respect under any applicable law as determined by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained in this Agreement, or

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the application of such provision to such persons or circumstances other than those as to which it has been held invalid, illegal or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. In the case of any such invalidity, illegality or unenforceability, such invalid, illegal or unenforceable provision shall be replaced with one that most closely approximates the effect of such provision that is not invalid, illegal or unenforceable. Should a court refuse to so replace such provision, the parties hereto shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties hereto.

(d) This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment of this Agreement by you (including by operation of law) without the prior written consent of the Company shall be void. Any purchaser of the Company or of all, or substantially all, the Company’s assets shall be entitled to the benefits of this Agreement, whether or not this Agreement is assigned to such purchaser.

(e) This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations, agreements, arrangements and understandings between the parties hereto with respect to the subject matter hereof, (ii) may be amended or modified only in a written instrument executed by the parties hereto, and (iii) shall, except as otherwise specifically set forth herein, cease to be effective on January 31, 2019; provided, however, that the confidentiality provisions contained herein shall continue to apply to you so long as you or any of your Representatives retain copies of any Proprietary Information or Transaction Information. Without limiting the generality of the preceding sentence, any “click-through” or similar confidentiality agreement entered into by a Receiving Party or any of its Representatives in connection with accessing any electronic dataroom will have no force or effect, whether entered into before, on or after the date hereof.

(f) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE. Each party hereto irrevocably and unconditionally consents to submit to the exclusive personal jurisdiction of the courts of the State of Washington and the United States of America, in each case located in King County, Washington, for such actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any such action, suit or proceeding except in such courts). Notwithstanding the foregoing, any party hereto may commence an action, suit or proceeding with any governmental entity anywhere in the world for the sole purpose of seeking recognition and enforcement of a judgment of any court referred to in the preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby in the courts of the State of Washington and the United States of America, in each case in King County, Washington, and further waives the right to, and agrees not to, plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Service of any process, summons, notice or document by U.S. registered mail to your address set forth below or

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to the Company’s address set forth below shall be effective service of process for any action, suit or proceeding brought against you or the Company, as applicable, in any court of competent jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(g) It is understood that all communications with the Company regarding the Possible Transaction and requests for information, facility tours or management meetings with respect to the Possible Transaction will be submitted or directed only to Robert Pruzan or Jack Levy at Centerview Partners LLC, Philip G. Satre, the Chairman of the Board of Directors of the Company, or by your counsel, Hogan Lovells, to Sidley Austin LLP (“Sidley”). Any notice or other communication required or permitted under this Agreement shall be treated as having been given or delivered when (i) delivered personally or by overnight courier service (costs prepaid), (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case, subject to the preceding sentence, to the addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as such party may designate by a written notice delivered to the other party hereto). You also agree not to initiate or maintain contact related to the Possible Transaction with any Representative (other than the Company’s financial advisors and counsel), customer or supplier of the Company (or any of its affiliates), except with the express permission of the Company.

(h) When this Agreement calls for the consent of the Company, instructions by the Company, waivers by the Company, or any similar actions by the Company, or any notice to the Company, it means a consent, instruction, waiver or similar action by, and notice to, the Special Committee or any person designated by the Special Committee.

(i) This Agreement also constitutes notice to you that the Company has engaged Sidley as its legal counsel in connection with the Possible Transaction. In that regard, Sidley will be acting at the direction of the Special Committee. Notwithstanding the fact that Sidley may have represented, and may currently represent, you and/or any of your Representatives with respect to matters unrelated to the Possible Transaction, you hereby (i) consent to Sidley’s continued representation of the Company in connection with the Possible Transaction, (ii) waive any actual or alleged conflict that may arise from Sidley’s representation of the Company in connection with the Possible Transaction, and (iii) agree that Sidley will be under no duty to disclose any confidential information of the Company to you. By entering into this Agreement, you hereby acknowledge that the Company and Sidley will be relying on your consent and waiver provided hereby. In addition, you hereby acknowledge that your consent and waiver under this Paragraph 11(i) is voluntary and informed, and that you have obtained independent legal advice with respect to this consent and waiver. If you have any questions regarding this Paragraph 11(i), please contact Imad Qasim at Sidley Austin LLP at (312) 853-7047 or at iqasim@sidley.com.

June 7, 2017

(j) You and the Company each agree that unless a definitive agreement is executed and delivered with respect to the Possible Transaction (in which case, until such execution and delivery), neither the Company nor you intends to be, nor shall either of us be, under any legal obligation with respect to the Possible Transaction or otherwise, by virtue of any written or oral expressions by our respective Representatives with respect to the Possible Transaction, including any obligation to commence or continue discussions or negotiations, except for the matters specifically agreed to in this Agreement.

(k) For the convenience of the parties, this Agreement may be executed by PDF, facsimile or other electronic means and in counterparts, each of which shall be deemed to be an original, and both of which, taken together, shall constitute one agreement binding on both parties hereto.

[Signature pages follow]

Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this Agreement enclosed herewith.

Very truly yours,
Nordstrom, Inc.

By:	/s/ Philip G. Satre
Name:	Philip G. Satre
Title:	Chairman of the Board of Directors

Address:	457 Court Street
Reno, NV 89501

E-mail Address: psatre@sbcglobal.net
With a copy to: Imad Qasim

Address:	Sidley Austin LLP
One South Dearborn
Chicago, IL 60603

E-mail Address: iqasim@sidley.com

Accepted and Agreed by each of the following signatories, individually, as of the date first written above:

/s/ Bruce A. Nordstrom
Bruce A. Nordstrom

BRUCE A. NORDSTROM JUNE 2016 2-YEAR GRAT

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Trustee

BRUCE A. NORDSTROM 2015 2-YEAR GRAT

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Trustee

FRANCES W. NORDSTROM TRUST FBO BAN, created under will dated April 4, 1984

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Trustee

1976 BRUCE A. NORDSTROM TRUST (aka ELIZABETH NORDSTROM 1976 TRUST FBO BRUCE NORDSTROM)

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Trustee

EVERETT NORDSTROM TRUST FBO ANNE GITTINGER

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Co-Trustee

ELIZABETH J. NORDSTROM TRUST FBO SUSAN DUNN u/w/d March 16, 1985

/s/ Bruce A. Nordstrom
Name:	Bruce A. Nordstrom
Title:	Co-Trustee

/s/ Blake W. Nordstrom
Blake W. Nordstrom

BRUCE & JEANNIE NORDSTROM 1992 A.L.N. TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Trustee

PETE AND BRANDY NORDSTROM 2010 M.F.N. TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Trustee

PETE AND BRANDY NORDSTROM 2012 C.F.N. TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Trustee

ERIK AND JULIE NORDSTROM 2012 LEIGH E. NORDSTROM TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Co-Trustee

ERIK AND JULIE NORDSTROM 2012 SAMUEL C. NORDSTROM TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Co-Trustee

ERIK AND JULIE NORDSTROM 2012 SARA D. NORDSTROM TRUST

/s/ Blake W. Nordstrom
Name:	Blake W. Nordstrom
Title:	Co-Trustee

/s/ Peter E. Nordstrom
Peter E. Nordstrom

BRUCE & JEANNIE NORDSTROM 2010 M.F.N TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

BRUCE & JEANNIE NORDSTROM 2012 C.F.N. TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

ERIK AND JULIE NORDSTROM 2012 LEIGH E. NORDSTROM TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

ERIK & JULIE NORDSTROM 1994 S.C.N. TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

ERIK AND JULIE NORDSTROM 2012 SAMUEL C. NORDSTROM TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

ERIK & JULIE NORDSTROM 1996 S.D.N. TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

ERIK AND JULIE NORDSTROM 2012 SARA D. NORDSTROM TRUST

/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

/s/ Erik B. Nordstrom
Erik B. Nordstrom

BRUCE & JEANNIE NORDSTROM 1994 S.C.N. TRUST

/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

BRUCE & JEANNIE NORDSTROM 1996 S.D.N.

/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

BLAKE AND MOLLY NORDSTROM 2012 ALEXANDRA F. NORDSTROM TRUST

/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

BLAKE AND MOLLY NORDSTROM 2012 ANDREW L. NORDSTROM TRUST

/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

PETE AND BRANDY NORDSTROM 2012 CHILDREN’S TRUST

/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

/s/ Anne E. Gittinger
Anne E. Gittinger

ELIZABETH J. NORDSTROM TRUST FBO ANNE NORDSTROM HOPEN (GITTINGER)

/s/ Anne E. Gittinger
Name:	Anne E. Gittinger
Title:	Trustee

/s/ James F. Nordstrom
James F. Nordstrom

JAMES F. NORDSTROM, JR. 2017 ANNUITY TRUST I

/s/ James F. Nordstrom
Name:	James F. Nordstrom
Title:	Trustee

AUDREY G. NORDSTROM 2007 TRUST AGREEMENT

/s/ James F. Nordstrom
Name:	James F. Nordstrom
Title:	Co-Trustee

KATHARINE T. NORDSTROM 2007 TRUST AGREEMENT

/s/ James F. Nordstrom
Name:	James F. Nordstrom
Title:	Co-Trustee

JULIA K. NORDSTROM 2007 TRUST AGREEMENT

/s/ James F. Nordstrom
Name:	James F. Nordstrom
Title:	Co-Trustee